              Exhibit 99.1

Ooma Reports Second Quarter Fiscal Year 2021 Financial Results

Sunnyvale, Calif., August 25, 2020 -- Ooma, Inc. (NYSE: OOMA), a smart communications platform for businesses and consumers, today released financial results for the second quarter fiscal 2021 ended July 31, 2020.

Second Quarter Fiscal 2021 Financial Highlights:

•

Revenue: Total revenue was $41.4 million, up 11% year-over-year. Subscription and services revenue increased to $38.5 million and was 93% of total revenue, driven by 12% year-over-year growth in combined Ooma Business and Ooma Residential services.

•

Net Income/Loss: GAAP net loss was $0.4 million, or $0.02 per basic and diluted share, compared to GAAP net loss of $5.0 million, or $0.24 per basic and diluted share, in the second quarter fiscal 2020. Non-GAAP net income was $3.1 million, or $0.13 per diluted share, compared to a non-GAAP net loss of $0.9 million, or $0.04 per basic and diluted share in the prior year period.

•	Adjusted EBITDA: Adjusted EBITDA was $3.7 million, compared to negative $0.5 million in the second quarter fiscal 2020.

For more information about non-GAAP net income (loss) and Adjusted EBITDA, see the section below titled "Non-GAAP Financial Measures" and the reconciliation provided in this release.

“Ooma delivered strong financial results for the second quarter of fiscal 2021, achieving 26% year-over-year subscription revenue growth for Ooma Business and solid non-GAAP profitability,” said Eric Stang, chief executive officer. “With our Office Pro feature set and the launch of Ooma Connect and now Ooma Wi-Fi, we bring an increasingly unique value proposition to our business customers, and see significant opportunity to capitalize on these innovative services.”

Business Outlook:

Ooma provides guidance based on current market conditions and expectations. The Company emphasizes that the guidance is subject to cautionary factors referenced in the section discussing forward-looking statements below, including risks and uncertainties associated with the COVID-19 pandemic.

For the third quarter of fiscal 2021, Ooma expects to report:

•	Total revenue in the range of $41.0 million to $41.8 million.
•	GAAP net loss in the range of $1.3 million to $1.8 million and GAAP net loss per share in the range of $0.06 to $0.08.
•	Non-GAAP net income in the range of $1.7 million to $2.2 million and non-GAAP earnings per share in the range of $0.07 to $0.09.

For the full fiscal year 2021, Ooma expects to report:

•	Total revenue in the range of $163.0 million to $164.5 million.
•	GAAP net loss in the range of $4.4 million to $5.9 million, and GAAP net loss per share in the range of $0.20 to $0.26.
•	Non-GAAP net income in the range of $8.0 million to $9.5 million, and non-GAAP earnings per share in the range of $0.34 to $0.40.

The following is a reconciliation of GAAP net loss to non-GAAP net income and GAAP basic and diluted net loss per share to non-GAAP basic and diluted net earnings per share guidance for the third fiscal quarter ending October 31, 2020 and the fiscal year ending January 31, 2021 (in millions, except per share data):

	Projected range
	Three Months Ending	Fiscal Year Ending
	October 31, 2020	January 31, 2021
	(unaudited)
GAAP net loss	($1.3)-($1.8)	($4.4)-($5.9)
Stock-based compensation and related taxes	3.2	12.6
Amortization of intangible assets	0.3	1.3
Non-GAAP net income	$1.7-$2.2	$8.0-$9.5

GAAP net loss per share	($0.06)-($0.08)	($0.20)-($0.26)
Stock-based compensation and related taxes	0.14	0.55
Amortization of intangible assets	0.01	0.05
Non-GAAP net income per share	$0.07-$0.09	$0.34-$0.40

Weighted-average number of shares used in per share amounts:
Basic	22.5	22.4
Diluted	24.0	23.7

Conference Call Information:

Ooma will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time today, August 25, 2020. The news release with the financial results will be accessible from the company's website prior to the conference call.

Parties in the United States and Canada can access the call by dialing +1 (833) 233-4456, using conference ID 7073335. International parties can access the call by dialing +1 (647) 689-4135, using conference ID 7073335.

The webcast will be accessible on the Events and Presentations page of Ooma’s investor relations website, https://investors.ooma.com for a period of at least one year. A telephonic replay of the conference call will be available from 8:00 p.m. Eastern time on August 25, 2020 until 11:59 p.m. Eastern time Tuesday, September 1, 2020. To access the replay, parties in the United States and Canada should call +1 (800) 585-8367 and use conference ID 7073335. International parties should call +1 (416) 621-4642 and use conference ID 7073335.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net income (loss), non-GAAP net income (loss) per share, non-GAAP gross profit and gross margin, non-GAAP operating income (loss), and Adjusted EBITDA. Adjusted EBITDA represents the net income (loss) before interest and other income, income tax benefit, depreciation and amortization of capital expenditures, amortization of intangible assets, acquisition-related costs, stock-based compensation and related taxes and litigation costs outside the ordinary course of our business.

Other non-GAAP financial measures exclude stock-based compensation expense and related taxes, amortization of intangible assets, acquisition-related costs and certain litigation costs outside the ordinary course of our business.

These non-GAAP financial measures are presented to provide investors with additional information regarding our financial results and core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma's core operating performance and are used by the company's management for that purpose.  Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies.  A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma's financial performance and the respective non-GAAP measures should be considered together.  Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure in the tables below.

Disclosure Information

Ooma uses the investor relations section on its website as a means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Ooma's investor relations website in addition to following Ooma's press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, statements regarding future economic performance and financial positions, expectations and objectives of management constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes”, "expects”, "may”, "will”, "should”, "seeks”, "approximately”, "intends”, "plans”, "estimates”, "anticipates”, and other expressions that are predictions of or indicate future events. This press release includes forward–looking statements regarding the company’s business outlook, its opportunity to continue the growth of Ooma Business customers with the introduction of innovative services and its execution of other initiatives to drive long-term shareholder value. Although the forward-looking statements contained in this press release are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others: the impact of the COVID-19 pandemic on our business and the measures we take in response to the pandemic; our inability to attract new customers on a cost-effective basis; our inability to retain customers; intense competition; loss of key retailers and reseller partnerships; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the SEC, including the risk factors contained in our quarterly report on Form 10-Q for the quarter ended April 30, 2020, filed with the SEC on June 9, 2020. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma, Inc.

Ooma (NYSE: OOMA) creates powerful connected experiences for businesses and consumers, delivered from its smart cloud-based SaaS platform. For businesses of all sizes, Ooma provides advanced voice and collaboration features that are flexible and scalable. For consumers, Ooma’s residential phone service provides PureVoice HD voice quality, advanced functionality and integration with mobile devices. Ooma’s innovative smart security solution delivers a range of wireless security sensors that make it easy for anyone to protect their home. Learn more at www.ooma.com or www.ooma.ca in Canada.

INVESTOR CONTACT:

Matthew S. Robison

Director of IR and Corporate Development

Ooma, Inc.

ir@ooma.com

(650) 300-1480

MEDIA CONTACT:

Mike Langberg

Director of Corporate Communications

Ooma, Inc.

press@ooma.com

(650) 566-6693

OOMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, amounts in thousands)

	July 31,	January 31,
	2020	2020
Assets
Current assets:
Cash and cash equivalents	$10,889	$11,680
Short-term investments	14,453	14,384
Accounts receivable, net	4,264	4,591
Inventories	9,249	8,369
Other current assets	9,896	8,992
Total current assets	48,751	48,016
Property and equipment, net	4,876	5,270
Operating lease right-of-use assets	6,759	8,057
Intangible assets, net	6,165	6,818
Goodwill	4,264	4,264
Other assets	9,818	8,186
Total assets	$80,633	$80,611

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$4,836	$8,499
Accrued expenses and other current liabilities	21,514	22,576
Deferred revenue	16,270	15,797
Total current liabilities	42,620	46,872
Long-term operating lease liabilities	3,681	5,150
Other liabilities	119	174
Total liabilities	46,420	52,196

Stockholders' equity:
Common stock	4	4
Additional paid-in capital	160,215	152,993
Accumulated other comprehensive gain	23	14
Accumulated deficit	(126,029)	(124,596)
Total stockholders' equity	34,213	28,415
Total liabilities and stockholders' equity	$80,633	$80,611

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	July 31,	July 31,	July 31,	July 31,
	2020	2019	2020	2019
Revenue:
Subscription and services	$38,500	$34,469	$76,116	$65,581
Product and other	2,912	2,874	5,602	5,769
Total revenue	41,412	37,343	81,718	71,350

Cost of revenue:
Subscription and services	11,615	11,213	22,956	21,024
Product and other	4,295	3,810	8,085	7,573
Total cost of revenue	15,910	15,023	31,041	28,597
Gross profit	25,502	22,320	50,677	42,753

Operating expenses:
Sales and marketing	11,779	12,834	24,225	24,293
Research and development	9,050	9,597	17,896	18,479
General and administrative	5,222	5,168	10,250	10,280
Total operating expenses	26,051	27,599	52,371	53,052
Loss from operations	(549)	(5,279)	(1,694)	(10,299)
Interest and other income, net	182	280	261	538
Loss before income taxes	(367)	(4,999)	(1,433)	(9,761)
Income tax benefit	—	16	—	38
Net loss	$(367)	$(4,983)	$(1,433)	$(9,723)

Net loss per share of common stock:
Basic and diluted	$(0.02)	$(0.24)	$(0.06)	$(0.47)
Weighted-average shares of common stock outstanding:
Basic and diluted	22,232,176	20,849,935	22,066,771	20,667,905

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amounts in thousands)

	Three Months Ended		Six Months Ended
	July 31,	July 31,	July 31,	July 31,
	2020	2019	2020	2019
Cash flows from operating activities:
Net loss	$(367)	$(4,983)	$(1,433)	$(9,723)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Stock-based compensation expense	3,090	3,411	6,098	6,393
Depreciation and amortization of capital expenditures	756	695	1,469	1,347
Amortization of intangible assets	326	309	652	516
Non-cash operating lease expense	798	453	1,592	899
Other	(6)	(98)	24	(224)
Changes in operating assets and liabilities:
Accounts receivable, net	1,157	(19)	327	43
Inventories	1,174	(738)	(524)	(1,389)
Other assets	(1,148)	(1,298)	(1,818)	(2,303)
Accounts payable and other liabilities	(4,134)	1,002	(7,140)	(2,139)
Deferred revenue	867	855	418	425
Net cash provided by (used in) operating activities	2,513	(411)	(335)	(6,155)

Cash flows from investing activities:
Purchases of short-term investments	(2,998)	(3,851)	(12,013)	(19,196)
Proceeds from maturities and sales of short-term investments	2,800	15,077	11,986	32,046
Capital expenditures	(746)	(1,030)	(1,508)	(1,632)
Business acquisition, net of cash assumed	—	(7,073)	—	(7,073)
Net cash (used in) provided by investing activities	(944)	3,123	(1,535)	4,145

Cash flows from financing activities:
Proceeds from issuance of common stock	634	354	1,901	1,808
Shares repurchased for tax withholdings on vesting of restricted stock units	(350)	—	(822)	(730)
Payment of acquisition-related holdback	—	(420)	—	(420)
Net cash provided by (used in) financing activities	284	(66)	1,079	658
Net increase (decrease) in cash and cash equivalents	1,853	2,646	(791)	(1,352)
Cash and cash equivalents at beginning of period	9,036	11,372	11,680	15,370
Cash and cash equivalents at end of period	$10,889	$14,018	$10,889	$14,018

OOMA, INC.

Reconciliation of Non-GAAP Financial Measures

(Unaudited, amounts in thousands, except percentages, share and per share data)

	Three Months Ended		Six Months Ended
	July 31,	July 31,	July 31,	July 31,
	2020	2019	2020	2019
Revenue	$41,412	$37,343	$81,718	$71,350

GAAP gross profit	$25,502	$22,320	$50,677	$42,753
Stock-based compensation and related taxes	269	354	539	658
Amortization of intangible assets	73	124	146	279
Non-GAAP gross profit	$25,844	$22,798	$51,362	$43,690

Gross margin on a GAAP basis	62%	60%	62%	60%
Gross margin on a Non-GAAP basis	62%	61%	63%	61%

GAAP operating loss	$(549)	$(5,279)	$(1,694)	$(10,299)
Stock-based compensation and related taxes	3,175	3,498	6,309	6,621
Amortization of intangible assets and acquisition-related costs	326	486	652	729
Litigation costs	—	72	—	606
Non-GAAP operating income (loss)	$2,952	$(1,223)	$5,267	$(2,343)

GAAP net loss	$(367)	$(4,983)	$(1,433)	$(9,723)
Stock-based compensation and related taxes	3,175	3,498	6,309	6,621
Amortization of intangible assets and acquisition-related costs	326	486	652	729
Litigation costs	—	72	—	606
Non-GAAP net income (loss)	$3,134	$(927)	$5,528	$(1,767)

GAAP basic and diluted net loss per share	$(0.02)	$(0.24)	$(0.06)	$(0.47)
Stock-based compensation and related taxes	0.14	0.17	0.28	0.32
Amortization of intangible assets and acquisition-related costs	0.02	0.02	0.03	0.03
Litigation costs	—	0.01	—	0.03
Non-GAAP net income (loss) per basic share	$0.14	$(0.04)	$0.25	$(0.09)
Non-GAAP net income (loss) per diluted share	$0.13	$(0.04)	$0.24	$(0.09)

GAAP weighted-average basic and diluted shares	22,232,176	20,849,935	22,066,771	20,667,905
Non-GAAP weighted-average diluted shares	23,326,465	20,849,935	23,076,692	20,667,905

GAAP net loss	$(367)	$(4,983)	$(1,433)	$(9,723)
Reconciling items:
Interest and other income, net	(182)	(280)	(261)	(538)
Income tax benefit	—	(16)	—	(38)
Depreciation and amortization of capital expenditures	756	695	1,469	1,347
Amortization of intangible assets and acquisition-related costs	326	486	652	729
Stock-based compensation and related taxes	3,175	3,498	6,309	6,621
Litigation costs	—	72	—	606
Adjusted EBITDA	$3,708	$(528)	$6,736	$(996)